UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

OPT-SCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	0-1455	21-0681502
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1912 Bannard Street, Cinnaminson, New Jersey	08077
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 829-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management's good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The words "believes", "expects", "intends", "plans", "anticipates", "hopes", "likely", "will", and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended October 29, 2011 and the Quarterly Report on Forms 10-Q for the periods ended January 28, 2012, April 28, 2012 and July 28, 2012.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01  OTHER EVENTS

On November 30, 2012, Opt-Sciences Corporation (the "Company") issued a press release, announcing a special dividend of $0.65 per share to all shareholders of record as of December 10, 2012, and payable on or before December 21, 2012.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) none
(b) none
(c) none
(d) The following documents are filed herewith as exhibits to this Form 8-K: Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPT-SCIENCES CORPORATION

/s/ Anderson L. McCabe
Anderson L. McCabe President, Chief Executive Officer & Chief Financial Officer November 30, 2012